EXHIBIT 99.1

PRESS RELEASE

IXL ANNOUNCES THIRD QUARTER 2001 RESULTS

ATLANTA, Oct. 26 -- iXL Enterprises, Inc. (Nasdaq: IIXL - news) today reported third quarter 2001 financial results. For the three months ended September 30, 2001, iXL's revenue was $21.1 million. Revenue was $87.3 million for the same period for 2000. Excluding amortization, stock-based compensation and other non-cash expenses, equity in net losses of affiliates, impairment of intangible assets and a restructuring charge, iXL reported a pro forma net loss of $20.4 million or $0.21 per share for the three months ended September 30, 2001, compared to pro forma net loss of $51.6 million or $0.68 per share for the same period in 2000.

"The general weakness in the market was amplified by the events of September 11. Our productivity was adversely affected, and we lost a significant block of billable time. Consequently, the stabilizing trends we were beginning to see in our revenue base in the second quarter could not take hold in the latter part of the third quarter," said iXL Chief Executive Officer Christopher M. Formant. "However, we have retained key existing clients and added important new clients, and we worked to drive increased efficiency in our business and eliminate costs across the board during the third quarter.

"Also, our merger integration planning has proceeded well, and we are eagerly anticipating our pending merger with Scient. It remains the strong belief of both companies that we will realize the business, financial and management synergies we discussed at the outset of our merger agreement, including being EBITDA positive in the first full quarter following full merger integration," Formant added.

About iXL

IXL is an industry-focused global consulting and services company. iXL solves fundamental business issues by digitizing and integrating our clients' sales, customer service, training, production and distribution processes to facilitate interactions with all customers, employees and suppliers across all channels. iXL has done this successfully for some of the world's leading companies, including AIG, BellSouth, British Airways, Budget Rent a Car, Chase, Citicorp, The Coca-Cola Company, Delta Air Lines, DuPont, Eastman Chemical FedEx, First Union, Fleet, GE and LloydsTSB via its Enterprise, Travel/Transportation, Financial Services, Retail/Consumer Packaged Goods and Manufacturing groups. For more information, visit www.ixl.com.

Forward Looking Statements

This release contains certain forward-looking statements regarding iXL, including statements about its operations, prospects and expectations about future financial results. These forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially. These risks and uncertainties include the demand for iXL's services, iXL's ability to obtain additional projects with existing or new clients,




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iXL's ability to provide services to existing and new clients, the sufficiency of iXL's sales and marketing teams, future growth, absence of long-term contracts with clients, key management and employee retention, competition, technological advances, and other factors identified in iXL's filings with the Securities and Exchange Commission, including but not limited to the 10-K and subsequent 10-Qs. Copies of those filings are available from the Company and the SEC.

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

                              iXL ENTERPRISES, INC.
                        CONDENSED STATEMENT OF OPERATIONS
                                 (in thousands)
                                   (Unaudited)

                                             Three Months Ended            Nine Months Ended
                                                September 30,                 September 30,
                                          -----------------------       -----------------------
                                             2001           2000           2001          2000

Professional services Revenue            $  21,066      $  87,288      $  94,497      $ 307,006
Professional services Expense               22,328         62,176         83,078        165,194
Sales and marketing Expenses                 4,597         11,790         15,619         32,894
General and administrative Expenses         11,330         57,848         44,864        137,315
Operating loss before non-cash
   expenses                                (17,189)       (44,526)       (49,064)       (28,397)
Stock-based compensation and other            (224)           134            382          4,000
Depreciation                                 2,869          5,728         12,588         14,841
Amortization                                 2,644         11,203         11,014         33,239
Impairment charge on intangible
    assets                                   4,484             --         17,230             --
Restructuring charge                        17,853         16,222         42,733         16,222
Total operating Expenses                    65,881        165,101        227,508        403,705
Loss from operations                       (44,815)       (77,813)      (133,011)       (96,699)
Other income (expense), net                    317         (2,290)         8,074         (2,556)
Interest income                                160          1,305          1,097          4,649
Interest expense                              (862)          (364)        (3,121)        (1,054)
Equity in net losses of affiliates              --         (8,910)            --        (40,989)
Loss before income Taxes                   (45,200)       (88,072)      (126,961)      (136,649)
Income tax expense                              --             --             --           (600)
    Net loss                             $ (45,200)     $ (88,072)     $(126,961)     $(137,249)
Weighted average common shares
    outstanding                             96,777         75,701         90,413         74,126
Net loss per common Shareholder          $   (0.47)     $   (1.16)     $   (1.40)     $   (1.85)

(1) Pro forma net loss                   $ (20,443)     $ (51,603)     $ (55,062)     $ (42,199)
Pro forma net loss per share             $   (0.21)     $   (0.68)     $   (0.61)     $   (0.57)


(1) Pro forma net loss is defined as loss before income taxes excluding amortization, stock-based compensation and other non-cash expenses, equity in net losses of affiliates, impairment charge on intangible assets and restructuring charge.

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                              iXL ENTERPRISES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (in thousands)
                                   (Unaudited)

                                              September 30,  December 31,
                                              -------------  ------------
                                                   2001          2000
ASSETS

Cash and cash equivalents                        $ 9,102       $48,595
Marketable securities                                128         3,967
Accounts receivable, net of allowance for
  doubtful accounts of $5,361 and $21,339 at
  September 30, 2001 and December 31, 2000,
  Respectively                                    12,757        47,330
Unbilled revenue                                   6,473        13,858
Prepaid expenses and other current assets          2,533         3,035
  Total current assets                            30,993       116,785

Property and equipment, net                       21,221        69,896
Intangible assets, net                            13,273        41,589
Other non-current assets                           4,351         6,165
  Total assets                                   $69,838      $234,435

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable                                 $ 8,542       $22,919
Deferred revenue                                   4,103         7,537
Accrued liabilities                                6,911        15,180
Restructuring reserve                             11,326        30,328
Current portion of long-term debt                    309           323
Total current liabilities                         31,191        76,287

Non-current portion of restructuring reserve       3,356        11,297
Long-term debt and warrants                       15,237        20,395
Other long-term liabilities                        2,576            48
  Total liabilities                               52,360       108,027
Stockholders' equity                              17,478       126,408

  Total liabilities and stockholders' equity     $69,838      $234,435


SOURCE: iXL Enterprises, Inc.



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